UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 24, 2018

LANDS' END, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-09769	36-2512786

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

           On May 24, 2018, Lands’ End, Inc. (the “Company”) held its annual meeting of stockholders (the "Annual Meeting"). The items submitted to a stockholder vote at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 6, 2018. The results of such stockholder vote are set forth below.

1.
Election of Directors. Robert Galvin, Jerome S. Griffith, Elizabeth Leykum, Josephine Linden, John T. McClain, Jignesh Patel, and Jonah Staw were elected to the Board of Directors of the Company for a one-year term expiring at the 2019 Annual Meeting of Stockholders or until their successors are elected and qualified. The votes on this matter were as follows:

Name	For	Withheld	Broker Non-Votes
Robert Galvin	28,658,392	720,774	1,531,478
Jerome S. Griffith	28,656,350	722,816	1,531,478
Elizabeth Leykum	28,656,233	722,933	1,531,478
Josephine Linden	28,657,750	721,416	1,531,478
John T. McClain	29,361,933	17,233	1,531,478
Jignesh Patel	29,357,353	21,813	1,531,478
Jonah Staw	29,361,003	18,163	1,531,478

2.
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
27,117,365	2,064,478	197,323	1,531,478

3.
Advisory Vote to Approve the frequency of holding future stockholder votes regarding the Compensation of the Company’s Named Executive Officers.  The stockholders voted, on a non-binding advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers every year. The votes on this matter were as follows:

1 Year	2 Years	3 Years	Abstain
28,720,558	18,513	38,599	601,496

Based on the results of the vote, and consistent with the Board of Director’s recommendation, the Company has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.

4.
Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2018. The stockholders ratified the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018. The votes on this matter were as follows:

For	Against	Abstain
30,850,806	28,704	31,134

1

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS' END, INC.

Date: May 24, 2018	By: /s/ Peter L. Gray
Name: Peter L. Gray
Title: Executive Vice President, Chief Administrative Officer and General Counsel